UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     October 30, 2006
                                                ------------------------------

                      GS Mortgage Securities Trust 2006-GG8
                      -------------------------------------
                         (Exact name of issuing entity)

                      GS Mortgage Securities Corporation II
                      -------------------------------------
            (Exact name of the depositor as specified in its charter)

                         Goldman Sachs Mortgage Company
                   Greenwich Capital Financial Products, Inc.
                   ------------------------------------------
             (Exact name of sponsors as specified in their charters)


        Delaware                       333-136045-01            22-3442024
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(State or other jurisdiction      (Commission File Number     (IRS Employer
of incorporation of depositor)      of issuing entity)        Identification
                                                              No. of depositor)

            85 Broad Street
            New York, New York                                   10004
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(Address of principal executive offices of depositor)    (Zip Code of depositor)


Depositor's telephone number, including area code     (212) 902-1000
                                                 -----------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On October 30, 2006, GS Mortgage Securities Corporation II (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, Wachovia Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, and Wells Fargo Bank, N.A., as trustee, of GS Mortgage Securities Trust 2006-GG8, Commercial Mortgage Pass-Through Certificates, Series 2006-GG8 (the "Certificates"). The Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-1A, Class A-M, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates, having an aggregate initial principal amount of $3,892,842,000, were sold to Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of October 17, 2006, by and among the Company and the Underwriters.

      On October 30, 2006, the Class X, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q, Class S, Class R and Class LR Certificates (collectively, the "Private Certificates") were sold to Goldman, Sachs & Co. and Greenwich Capital Markets, Inc., as initial purchasers pursuant to a Certificate Purchase Agreement, dated as of October 17, 2006, by and between the Depositor, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. The Private Certificates were sold or privately placed, as applicable, in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. The net proceeds of the sale and placement, as applicable, of the Private Certificates were applied to the purchase of the mortgage loans by the Depositor from Goldman Sachs Mortgage Company and Greenwich Capital Financial Products, Inc.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of October 17, 2006, by and among GS Mortgage Securities Corporation II, as depositor, Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC , Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC, as underwriters.

Exhibit 4 Pooling and Servicing Agreement, dated as of October 1, 2006, by and among GS Mortgage Securities Corporation II, as depositor, Wachovia Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer and Wells Fargo Bank, N.A., as trustee.

Exhibit 10.1 Mortgage Loan Purchase Agreement, dated as of October 17, 2006 between Goldman Sachs Mortgage Company and GS Mortgage Securities Corporation II, relating to the mortgage loans sold to the depositor by Goldman Sachs Mortgage Company.

Exhibit 10.2 Mortgage Loan Purchase Agreement, dated as of October 17, 2006, between Greenwich Capital Financial Products, Inc. and GS Mortgage Securities Corporation II, relating to the mortgage loans sold to the depositor by Greenwich Capital Financial Products, Inc.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: November 13, 2006                   GS MORTGAGE SECURITIES
                                             CORPORATION II



                                       By: /s/ Leo Huang
                                          --------------------------------------
                                          Name:  Leo Huang
                                          Title: CFO

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                 Paper (P) or
Exhibit No.            Description                             Electronic (E)
-----------            -----------                             --------------

1                      Underwriting Agreement, dated as of           (E)
                       October 17, 2006, by and among GS
                       Mortgage Securities Corporation II,
                       as depositor, Goldman, Sachs & Co.,
                       Greenwich Capital Markets, Inc., Banc
                       of America Securities LLC , Credit
                       Suisse Securities (USA) LLC,  Morgan
                       Stanley & Co. Incorporated and
                       Wachovia Capital Markets, LLC, as
                       underwriters.

4                      Pooling and Servicing Agreement,              (E)
                       dated as of October 1, 2006, by and
                       among GS Mortgage Securities
                       Corporation II, as depositor,
                       Wachovia Bank, National Association,
                       as master servicer, CWCapital Asset
                       Management LLC, as special servicer
                       and Wells Fargo Bank, N.A., as
                       trustee.

10.1                   Mortgage Loan Purchase Agreement,             (E)
                       dated as of October 17, 2006 between
                       Goldman Sachs Mortgage Company and GS
                       Mortgage Securities Corporation II,
                       relating to the mortgage loans sold
                       to the depositor by Goldman Sachs
                       Mortgage Company.

10.2                   Mortgage Loan Purchase Agreement,             (E)
                       dated as of October 17, 2006, between
                       Greenwich Capital Financial Products,
                       Inc. and GS Mortgage Securities
                       Corporation II, relating to the
                       mortgage loans sold to the depositor
                       by Greenwich Capital Financial
                       Products, Inc.